EXHIBIT 32.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with Annual Report of Kid Castle Educational Corporation, a Florida Corporation (the “Registrant”), on Form 10-Q for the fiscal period ending September 30, 2006 filed with the Securities and Exchange Commission , the undersigned hereby certifies that:

1. To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

DATE: May 21, 2007	BY:	/s/ MIN TAN YANG
MIN TAN YANG
CHIEF EXECUTIVE OFFICER

DATE: May 21, 2007	BY:	/s/ SUANG-YI PAI
SUANG-YI PAI
CHIEF FINANCIAL OFFICER